UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported) October 26, 2006
DOUGLAS LAKE MINERALS INC. (Exact name of registrant as specified in its charter)
Nevada (State or other jurisdiction of incorporation)	000-50907 (Commission File Number)	98-0430222 (IRS Employer Identification No.)

Suite 808 - 27 Alexander Street, Vancouver, British Columbia, Canada V6A 1B2
Telephone No.: (604) 230-4930
(Address and telephone number of Registrant's principal
executive offices and principal place of business)

N/A (Former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(a)  Not applicable.

(b)  On October 26, 2006, the Company received the resignation of Mr. Kulvinder Matharu as a director of the Company, a copy of which is attached as an exhibit to this report. The board has accepted his resignation effective the date received October 26, 2006.

(c)  Not applicable.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.
Exhibit No.	Description of Exhibit
99.1	Resignation of Kulvinder Matharu

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
DOUGLAS LAKE MINERALS INC.
Date: November 1, 2006	By: /s/ Gurpreet S. Sangha Gurpreet S. Sangha, Director